SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
15.	SUBSEQUENT EVENTS

On October 15, 2015, the Company entered into a consulting agreement with VADM Robert T. Conway, Jr., U.S. Navy, (Ret) (the “Admiral”), a member of the Company’s Board of Directors. The agreement is for one year and includes compensation of a monthly retainer fee of $7,500 and a five year warrant to purchase 167,000 shares of common stock of the Company, fully vested on the date of issuance, at a strike price of $.60 per share with an aggregate estimate fair value of $33,734. As a result of this agreement, the Board of Directors has determined that the Admiral is no longer an independent director of the Company.

From October 1, 2015 to December 18, 2015, the Company obtained additional funding, including $400,000 of hybrid debt funding. From October 1, 2015 to December 18, 2015, the Company did a private offering of convertible notes and warrants, under which it issued $470,588 of convertible promissory notes for consideration of $400,000, the difference between the proceeds from the notes and principal amount consists of $70,588 of original issue discount. The notes are convertible at a conversion price of $0.20 per share. The note holder was also issued market-related warrants for 470,588 in shares of common stock. The warrants have an exercise price of $0.60 and a 1-year term.

On January 8, 2016, the Board of Directors of the Company determined that it would not be continuing to employ Ian Rhodes as the Company’s Executive Vice President and Chief Financial Officer. Mr. Rhodes’ termination from employment was effective on January 8, 2016. Mr. Rhodes termination did not result from disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On January 11, 2016, the Company appointed Thomas P. Richtarich as Chief Financial Officer of the Company. Mr. Richtarich served as a consultant to the Company prior to being hired as the Company’s Chief Financial Officer. The Company does not currently have an employment agreement in place with Mr. Richtarich. However, the Company will continue to provide Mr. Richtarich with the compensation he received as a consultant equal to $9,500 per month plus expenses.

On January 15, 2016, the Company appointed Dr. Christine Chansky, M.D., J.D., F.C.L.M. as its chief regulatory officer (CRO). As part of her duties, she will spearhead all of the Clinical studies sponsored by the Company and oversee all global regulatory issues related to the Company’s medical device practice.

On February 18, 2016, the Company announced it has been issued a general supply order contract from the U.S. Government (GSA contract number #V797P-4300B). The Company estimates this contract will total $15 million over the next 60 months.